Pension and Other Employee Benefits	12 Months Ended
	Sep. 29, 2012	Dec. 31, 2011 GEN-PROBE INCORPORATED [Member]
Pension and Other Employee Benefits
17.	Pension and Other Employee Benefits

The Company has certain defined benefit pension plans covering the employees of its Hitec Imaging German subsidiary (the “Pension Benefits”). As of September 29, 2012 and September 24, 2011, the Company’s pension liability is $9.7 million and $8.1 million, respectively, which is primarily recorded as a component of long-term liabilities in the Consolidated Balance Sheets. Under German law, there are no rules governing investment or statutory supervision of the pension plan. As such, there is no minimum funding requirement imposed on employers. Pension benefits are safeguarded by the Pension Guaranty Fund, a form of compulsory reinsurance that guarantees an employee will receive vested pension benefits in the event of insolvency.

The tables below provide a reconciliation of benefit obligations, plan assets, funded status, and related actuarial assumptions of the Company’s German Pension Benefits.

	Years ended
Change in Benefit Obligation	September 29, 2012	September 24, 2011	September 25, 2010
Benefit obligation at beginning of year	$(8,064)	$(9,093)	$(6,736)
Service cost	—	—	—
Interest cost	(391)	(389)	(401)
Plan participants’ contributions	—	—	—
Actuarial gain (loss)	(2,002)	1,092	(2,814)
Foreign exchange	383	(5)	541
Benefits paid	330	331	317

Benefit obligation at end of year	(9,744)	(8,064)	(9,093)
Plan assets	—	—	—

Funded status	$(9,744)	$(8,064)	$(9,093)

The tables below outline the components of the net periodic benefit cost and related actuarial assumptions of the Company’s German Pension Benefits plan.

	Years ended
Components of Net Periodic Benefit Cost	September 29, 2012	September 24, 2011	September 25, 2010
Service cost	$—	$—	$—
Interest cost	391	389	401
Expected return on plan assets	—	—	—
Amortization of prior service cost	—	—	—
Recognized net actuarial gain	(38)	—	(217)

Net periodic benefit cost	$353	$389	$184

Weighted-Average Net Periodic Benefit Cost Assumptions	2012	2011	2010
Discount rate	3.52%	5.20%	4.35%
Expected return on plan assets	0%	0%	0%
Rate of compensation increase	0%	0%	0%

The projected benefit obligation for the German Pension Benefits plans with projected benefit obligations in excess of plan assets was $9.7 million and $8.1 million at September 29, 2012 and September 24, 2011, respectively, and the accumulated benefit obligation for the German Pension Benefits plans was $9.7 million and $8.1 million at September 29, 2012 and September 24, 2011, respectively.

The Company is also obligated to pay long-term service award benefits. The projected benefit obligation for long-term service awards was $0.6 million at September 29, 2012 and September 24, 2011, respectively.

The table below reflects the total Pension Benefits expected to be paid each fiscal year as of September 29, 2012:

2013	$347
2014	367
2015	384
2016	399
2017	410
2018 to 2022	2,238

The Company also maintains additional contractual pension benefits for its top German executive officers in the form of a defined contribution plan. These contributions were insignificant in fiscal 2012, 2011 and 2010.

Note 17.	Employee Benefit Plans

401(k) Plan

Effective May 1, 1990, the Company established a 401(k) plan covering substantially all of the Company’s employees beginning the month after they are hired. Employees may contribute up to 70% of their compensation per year (subject to a maximum limit imposed by federal tax law). The Company is obligated to make matching contributions equal to a maximum of 50% of the first 6% of compensation contributed by the employee. The 401(k) contributions charged to operations related to the Company’s employees totaled $2.3 million, $2.1 million, and $2.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred Compensation Plan

In May 2005, the Company’s Board of Directors approved the adoption of a Deferred Compensation Plan (the “Plan”), which became effective as of June 30, 2005. The Plan allows certain highly compensated management, key employees and directors of the Company to defer up to 80% of annual base salary, director fees and annual bonus compensation. Deferred amounts are credited with gains and losses based on the performance of deemed investment options selected by a committee appointed by the Board of Directors to administer the Plan. The Plan also allows for discretionary contributions to be made by the Company. Participants may receive distributions upon (i) a pre-set date or schedule that is elected during an appropriate election period, (ii) the occurrence of unforeseeable financial emergencies, (iii) termination of employment (including retirement), (iv) death, (v) disability, or (vi) a change in control of the Company, as defined in the Plan. Certain key participants must wait six months following termination of employment to receive distributions. The Plan is subject to Internal Revenue Code Section 409A.

Assets placed in trust by the Company to fund future obligations of the Plan resulting from employee compensation deferrals are subject to the claims of creditors in the event of insolvency or bankruptcy, and participants are general creditors of the Company as to their deferred compensation in the Plan.

The Company may terminate the Plan at any time with respect to participants providing services to the Company. Upon termination of the Plan, participants will be paid out in accordance with their prior distribution elections and otherwise in accordance with the Plan. Upon and for twelve (12) months following a change of control, the Company has the right to terminate the Plan and, notwithstanding any elections made by participants, to pay out all benefits in a lump sum, subject to the provisions of the Internal Revenue Code. As of December 31, 2011, the Company had approximately $6.1 million of accrued deferred compensation liabilities under the Plan. Of that amount, $0.7 million and $5.4 million have been classified as current and non-current liabilities, respectively, within “Accrued salaries and employee benefits” and “Other long-term liabilities” in the Company’s consolidated balance sheets.